                                 Exhibit 10.33

                         Supplemental Agreement No. 17

                                       to

                          Purchase Agreement No. 1499

                                    between

                               The Boeing Company

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                   Relating to Boeing Model 757-200 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of October 26, 1993, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and INTERNATIONAL LEASE FINANCE CORPORATION, a company with its principal office in the City of Los Angeles, California (hereinafter called Buyer);

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the parties hereto entered into an agreement on August 25, 1988, relating to Boeing Model 757-200 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

     WHEREAS, the parties desire to supplement the Purchase Agreement to clarify the airframe and engine provisions applicable to certain of the aircraft as described herein,

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  Page 2 of Schedule 1 to the Purchase Agreement, entitled "Aircraft
                                                                   --------
Deliveries and Descriptions," is deleted in its entirety and replaced by a new
- - ---------------------------
Page 2, attached hereto, which, with respect to the January 1996 Aircraft adds a new footnote reflecting the correct base year dollars (1987 Airframe, 1992 Engines) and corrects a typographical error in the basic price for such Aircraft.

     2. Exhibit D to the Purchase Agreement, entitled "Airframe and Engine Price Adjustment" is revised by:

          (i) Adding the following text to the definition of "P" set forth on page D-1 thereto:

          "January 1996 RR Aircraft
          Only (*)" and

          (ii) Changing the Quantity of Aircraft amount set forth in the table of scheduled delivery months set forth therein from "One (1)" to "Two
          (2)" for the months April 1993, January 1994 and April 1994.

          3. Exhibit D-2 to the Purchase Agreement is revised by substituting the month "May 1994" in the titles thereto (page D-2-1 and D-2-5); and by deleting the schedule of delivery months set forth on page D-2-2 thereto and replacing it with the following schedule:

Month of Scheduled
Aircraft Delivery as       Quantity    Months to be Utilized
Set Forth in Article       of          in Determining the
2.1 of this Agreement      Aircraft    Value of ECI and ICI
- - ------------------------   --------    ---------------------
   May 1994                One (1)     Oct., Nov., Dec. 1993

This change accurately reflects the contractual change in delivery month from June 1994 to May 1994 which was incorporated into the Purchase Agreement by Supplemental Agreement No. 14.

          4. Exhibit D-3 to the Purchase Agreement is revised by adding the month "January 1996" to the title set forth on page D-3-8 thereto so that the entire title now reads as follows:

                     "ENGINE PRICE ADJUSTMENT - ROLLS ROYCE
                               (1992 BASE PRICE)
          THE FEBRUARY 1994, NOVEMBER 1995 AND JANUARY 1996 AIRCRAFT"

The purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                          INTERNATIONAL LEASE
                                            FINANCE CORPORATION


By: ______________________                  By: _________________________

Its:    Attorney-In-Fact                    Its:        President
      --------------------                       ------------------------

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment to Supplemental Agreement No. 17
to Purchase Agreement No. 1499

Schedule 1 to Purchase Agreement No. 1499
Page 1 of 2

                                   SCHEDULE 1
                                   ----------

                 (as revised by Supplemental Agreement No. 17)

                      AIRCRAFT DELIVERIES AND DESCRIPTIONS
                      ------------------------------------
                                 MODEL 757-200
                                 -------------

 MONTH             QUANTITY                                                               ARTICLE 5.1
   OF                 OF         DETAIL SPECIFICATION   CONFIGURATION    ARTICLE 3.1    ADVANCE PAYMENT
DELIVERY           AIRCRAFT          NO. AND DATE        EXHIBIT NO.     BASIC PRICE      BASE PRICE
- - --------           --------      --------------------   -------------    -----------    ---------------
April 1991         One (1)     D6-44010-77   01-20-89         A-1        *               *
December 1991      One (1)     D6-44010-77   01-20-89         A-1        *               *

January 1992       One (1)     D6-44010-77   01-20-89         A-1        *               *
April 1992         One (1)     D6-44010-77   01-20-89         A-1        *               *
May 1992           One (1)     D6-44010-50   04-30-90         A-2        *               *

January 1993       One (1)     D924N104-4    12-11-91         A-3        *               *
March 1993         One (1)     D924N104-4    03-27-92         A-3        *               *
March 1993         One (1)     D6-44010-50-2 01-20-89         A          *               *
April 1993         One (1)     D924N104-4    03-27-92         A-3        *               *
April 1993         One (1)     D6-44010-77   01-20-89         A-1        *               *
May 1993           One (1)     D924N104-4    03-27-92         A-3        *               *
June 1993          One (1)     D6-44010-77   01-20-89         A-1        *               *

January 1994       One (1)     D6-44010-77   01-20-89         A-1        *               *
January 1994       One (1)     D6-44010-77   01-20-89         A          *               *
February 1994      One (1)     D924N104-4    03-27-92         A-3        *               *
March 1994         One (1)     D924N104-4    03-27-92         A-3        *               *
March 1994         One (1)     D6-44010-77   01-20-89         A-1        *               *
April 1994         One (1)     D6-44010-77   01-20-89         A-1        *               *
April 1994         One (1)     D6-44010-50-2 01-20-89         A          *               *
May 1994           One (1)     D924N104-4    03-27-92         A-3        *               *
October 1994       One (1)     D6-44010-77   01-20-89         A-1        *               *
                               *                              *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment to Supplemental Agreement No. 17
to Purchase Agreement No. 1499

Schedule 1 to Purchase Agreement No. 1499
Page 2 of 2

                                  SCHEDULE 1
                                  ----------

                (as revised by Supplemental Agreement No. 17)

                     AIRCRAFT DELIVERIES AND DESCRIPTIONS
                     ------------------------------------
                                 MODEL 757-200
                                 -------------

   MONTH          QUANTITY                                                            ARTICLE 5.1
    OF               OF      DETAIL SPECIFICATION       CONFIGURATION  ARTICLE 3.1  ADVANCE PAYMENT
DELIVERIES        AIRCRAFT       NO. AND DATE            EXHIBIT NO.   BASIC PRICE    BASIC PRICE
- - ----------        --------   ------------------------   ------------   -----------  ---------------
January 1995       One (1)   D6-44010-50-2   01-20-89        A         *            *
April 1995         One (1)   D6-44010-50-2   01-20-89        A         *            *
May 1995           One (1)   D6-44010-50-2   01-20-89        A         *            *
July 1995          One (1)   D6-44010-50-2   01-20-89        A         *            *
October 1995       One (1)   D6-44010-77     01-20-89        A-1       *            *
November 1995      One (1)   D6-44010-50-2   01-20-89        A         *            *
December 1995      One (1)   D6-44010-77     01-20-89        A-1       *            *

January 1996       One (1)   D6-44010-50-2   01-20-89        A         *            *

     Total         Twenty-Nine (29)

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                          Supplemental Agreement No.18

                                       to

                          Purchase Agreement No. 1499

                                    between

                               The Boeing Company

                                      and

                    INTERNATIONAL LEASE FINANCE CORPORATION

                   Relating to Boeing Model 757-200 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 26th day of October, 1993, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and INTERNATIONAL LEASE FINANCE CORPORATION, a company with its principal office in the City of Los Angeles, California (hereinafter called Buyer);


                              W I T N E S S E T H:


     WHEREAS, the parties hereto entered into an agreement on August 25, 1988, relating to Boeing Model 757-200 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

     WHEREAS, the parties desire to supplement the Purchase Agreement to reflect the a change in delivery schedule for one (1) of the Model 757-200 aircraft as well as certain additional changes as hereinafter set forth,

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Schedule 1 to the Purchase Agreement, entitled "Aircraft Deliveries and Descriptions," is deleted in its entirety and replaced by a new Schedule 1, attached hereto, reflecting the change in delivery schedule from July 1995 to June 1995 for one Aircraft. Such new Schedule 1 is incorporated into the Purchase Agreement by this reference.

     The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

     EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                             INTERNATIONAL LEASE
                                               FINANCE CORPORATION


By:  R. L. Lyons                               By:  S. F. Udver-Hazy


Its:   Attorney-In-Fact                        Its: President

Attachment to Supplemental Agreement No. 18 to Purchase Agreement No. 1499
Schedule 1 to Purchase Agreement No. 1499

                                   SCHEDULE 1
                  (as revised by Supplemental Agreement No.18)

               AIRCRAFT DELIVERIES AND DESCRIPTIONS MODEL 757-200

                                             DETAIL                                          ADVANCE
MONTH OF                                 SPECIFICATION        CONFIGURATION   ARTICLE 3.1   PAYMENT
DELIVERY           QUANTITY              NO. AND DATE         EXHIBIT NO.     BASIC PRICE   BASIC PRICE
- - --------           --------              -------------        -------------   -----------   ------------

April 1991         One (1)          D6-44010-77    01-20-89      A-1           *             *
December 1991      One (1)          D6-44010-77    01-20-89      A-1           *             *
January 1992       One (1)          D6-44010-77    01-20-89      A-1           *             *
April 1992         One (1)          D6-44010-77    01-20-89      A-1           *             *
May 1992           One (1)          D6-44010-50    04-30-90      A-2           *             *
January 1993       One (1)          D924N104-4     12-11-91      A-3           *             *
March 1993         One (1)          D924N104-4     03-27-92      A-3           *             *
March 1993         One (1)          D6-44010-50-2  01-20-89      A             *             *
April 1993         One (1)          D924N104-4     03-27-92      A-3           *             *
April 1993         One (1)          D6-44010-77    01-20-89      A-1           *             *
May 1993           One (1)          D924N104-4     03-27-92      A-3           *             *
June 1993          One (1)          D6-44010-77    01-20-89      A-1           *             *
January 1994       One (1)          D6-44010-77    01-20-89      A-1           *             *
January 1994       One (1)          D6-44010-77    01-20-89      A             *             *
February 1994      One (1)          D924N104-4     03-27-92      A-3           *             *
March 1994         One (1)          D924N104-4     03-27-92      A-3           *             *
March 1994         One (1)          D6-44010-77    01-20-89      A-1           *             *
April 1994         One (1)          D6-44010-77    01-20-89      A-1           *             *
April 1994         One (1)          D6-44010-50-2  01-20-89      A             *             *
May 1994           One (1)          D924N104-4     03-27-92      A-3           *             *
October 1994       One (1)          D6-44010-77    01-20-89      A-1           *             *

                                    *                            *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE 1
                  (as revised by Supplemental Agreement No.18)

               AIRCRAFT DELIVERIES AND DESCRIPTIONS MODEL 757-200

                                                                                            ARTICLE 5.1
                                            DETAIL                                          ADVANCE
MONTH OF                                 SPECIFICATION        CONFIGURATION   ARTICLE 3.1   PAYMENT
DELIVERY          QUANTITY               NO. AND DATE         EXHIBIT NO.     BASIC PRICE   BASIC PRICE
- - --------          --------               -------------        -------------   -----------   -----------
January 1995       One (1)          D6-44010-50-2  01-20-89         A              *             *
April 1995         One (1)          D6-44010-50-2  01-20-89         A              *             *
May 1995           One (1)          D6-44010-50-2  01-20-89         A              *             *
June 1995          One (1)          D6-44010-50-2  01-20-89         A              *             *
October 1995       One (1)          D6-44010-77    01-20-89         A-1            *             *
November 1995      One (1)          D6-44010-50-2  01-20-89         A              *             *
December 1995      One (1)          D6-44010-77    01-20-89         A-1            *             *
January 1996       One (1)          D6-44010-50-2  01-20-89         A              *             *

                   Total            Twenty-Nine (29)

                                                   *               *

                                    *

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.